UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Calidi Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Dr., Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 794-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered

Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	CLDIWS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2024, the Board of Directors (the “Board”) of Calidi Biotherapeutics, Inc. (the “Company”) approved and adopted an amendment to the amended and restated bylaws (the “Bylaws”), which became effective the same day.

Article II, Section 2.8 of the Bylaws was amended to modify the quorum required for the transaction of business at a meeting of stockholders of the Company to provide that the holders of one-third (1/3) in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at such meeting, except as otherwise provided by applicable law, the Certificate of Incorporation or the Bylaws.

Prior to this amendment, the presence, in person or by proxy, of holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting constituted a quorum for the transaction of business at such meeting. The change to the quorum requirement for stockholder meetings was made to improve the Company’s ability to hold stockholder meetings when called.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calidi Biotherapeutics, Inc.
Dated: March 1, 2024
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer